Exhibit 99.2
WIMC Review 4th Quarter 2010

Table of Contents

Safe Harbor Statement

Introduction

Fourth Quarter 2010 Highlights

Balance Sheet The following table reflects a comparison of the GAAP balance sheets as of December 31, 2010 and 2009.

Balance Sheet Breakdown Net Assets The following table provides a breakdown of GAAP Net Assets between the securitized (encumbered) net assets and the unencumbered net assets.

Mortgage Portfolio The following table provides a breakout of certain balances related to the residential loan portfolio by securitization trust and by vintage category at December 31, 2010.

GAAP Income Statement The table below provides a summary of GAAP income for the three months ended December 31, 2010 and 2009.

GAAP Income Statement The table below provides a summary of GAAP income for the years ended December 31, 2010 and 2009.

Profitability Ratios

Non-Interest Expenses The table below provides a summary of overhead and servicing costs by function for the three months ended December 31, 2010 and 2009.

Non-Interest Expenses The table below provides a summary of overhead and servicing costs by function for the years ended December 31, 2010 and 2009.

Allowance Overview

Summary Portfolio Metrics - Total Portfolio

Prepayment Speeds and Loss Severity - By Trust

Portfolio Acquisitions

Static Pool Data - Cumulative Losses

Static Pool Data - Cumulative Repossessions

Static Pool Data - 90+ Delinquency

Static Pool Data - Prepayment Rates

Unencumbered Residential Loans

Total Portfolio

Unencumbered Assets

Unencumbered Legacy

Unencumbered New Pools (1) As a result of subsequent acquisition activity, the state concentration for prior periods is no longer considered meaningful. (1)

Securitized Assets

Trust II

Trust IV

Trust VI

Trust VII

Trust VIII

Trust X

Trust XI

Trust 2004-1

Trust 2005-1

Trust 2006-1

Trust 2010-1

Securitization Triggers

Walter Investment Management Corp.

WIMC Review
4th Quarter 2010

Table of Contents

Walter INVESTMENT MANAGEMENT CORP.

Safe Harbor Statement

Certain statements in this presentation and in our public documents to which we refer, contain or incorporate by reference "forward-looking" statements as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Walter Investment Management Corp. is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Words such as "expect," "believe," "anticipate," "project," "estimate," "forecast," "objective," "plan," "goal," "may," "should," "will" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company's current beliefs, intentions and expectations; however, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements, to differ materially from those reflected in the statements made or incorporated in this release. Thus, these forward-looking statements are not guarantees of future performance and should not be relied upon as predictions of future events. These risks and uncertainties are contained in Walter Investment Management Corp.'s Annual Report on Form 10-K dated March 8, 2011, and Walter Investment Management Corp.'s other filings with the Securities and Exchange Commission.

In particular (but not by way of limitation), the following important factors and assumptions could affect our future results and could cause actual results to differ materially from those expressed in the forward-looking statements:

- local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends and developments in particular;
- the effects of a continued decline in the volume of U.S. home sales and home prices, due to adverse economic changes or otherwise;
- our ability to raise capital to make suitable qualifying investments to expand our business;
- the availability of suitable qualifying investments for any capital we are able to raise and risks associated with any such investments we may pursue;
- risks associated with expanding our business outside of our current geographic footprint and/or expanding the scope of our business to include activities not currently undertaken by our business;
- limitations imposed on our business due to our real estate investment trust, or REIT, status
- our continued qualification as a REIT for federal income tax purposes or our Board of Director's determination that it is no longer in the best interests of the Company to continue to be qualified as a REIT;
- financing sources and availability, and future interest expense;
- our ability to qualify and remain qualified as a government-sponsored entity-approved servicer or component servicer, including the ability to continue to comply with the government-sponsored entities' respective servicing guides, including any changes caused by the Dodd-Frank Wall Street Reform and Consumer Protection Act;
- the effects of any changes to the servicing compensation structure for mortgage servicers pursuant to the programs of government-sponsored entities;
- fluctuations in interest rates and levels of mortgage prepayments;
- the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and a broader scope of operation;
- natural disasters and adverse weather conditions, especially to the extent they result in material payouts under insurance policies placed with our captive insurance subsidiary;
- changes in federal, state and local policies, laws and regulations affecting our business, including, without limitation, mortgage financing or servicing, changes to licensing requirements, and/or the rights and obligations of property owners, mortgagees and tenants; changes caused by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the status of government-sponsored entities and state, federal and foreign tax laws and accounting standards;
- the effectiveness of risk management strategies;
- unexpected losses resulting from pending, threatened or unforeseen litigation or other third party claims against us;
- the ability or willingness of Walter Energy, Inc. and other counterparties to satisfy material obligations under agreements with us;
- our continued listing on the NYSE Amex;
- uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs;
- the integration of Marix Servicing, L.L.C., or Marix, into our business, and the realization of anticipated synergies, cost savings and growth opportunities from the acquisition;
- the ability to maintain our relationships with our existing clients, particularly those of Marix following our acquisition of that business, and to establish relationships with new clients;
- future performance generally; and
- other presently unidentified factors.

All forward looking statements set forth herein are qualified by these cautionary statements and are made only as of the date hereof. We undertake no obligation to update or revise the information contained herein, including without limitation any forward-looking statements whether as a result of new information, subsequent events or circumstances, or otherwise, unless otherwise required by law.

This WIMC Review contains or references certain non-GAAP financial measures which are intended to assist in the evaluation of certain financial information provided by the Company. Information regarding non-GAAP financial measures and the reconciliation of them to GAAP measures are provided within this document.

The financial information presented is unaudited. Should any of the financial information upon which a forward-looking statement is based change upon audit, the forward-looking statement may also change.

Walter INVESTMENT MANAGEMENT CORP.

Note to Readers:

Results for the year ended December 31, 2010 for Walter Investment Management Corp. ("WIMC") were filed with the Securities and Exchange Commission ("SEC") in a Form 10-K on March 8, 2011. Results for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, September 30, 2009 and June 30, 2009 were filed with the SEC in a Form 10-Q on November 3, 2010, August 9, 2010, May 5, 2010, November 12, 2009 and August 14, 2009, respectively. Results for the year ended December 31, 2009 were filed with the SEC in a Form 10-K on March 2, 2010. Results as of and for the three year period ended December 31, 2008 and the quarter ended March 31, 2009 for Walter Investment Management, LLC ("WIM LLC"), the accounting predecessor to WIMC, were presented in a Form 8-K/A on July 10, 2009. Results for the quarter ended March 31, 2009 are available for Hanover Capital Mortgage Holdings Inc. ("Hanover") in their Form 10-Q filed with the SEC on May 15, 2009.

These filings and our earnings press releases provide information about our financial results in accordance with generally accepted accounting principles (GAAP). We urge you to review these documents, which are available through our web site, www.walterinvestment.com.

This document, called the WIMC Review, provides supplemental information about WIMC through a discussion of many GAAP, as well as non-GAAP measures. We believe that these figures provide additional insight into WIMC's business and future prospects. In each case in which we discuss a non-GAAP measure, you will find an explanation of how it has been calculated, why we think the figure is important, and a reconciliation between the GAAP and non-GAAP figures. We hope you find the WIMC Review helpful to your understanding of our business.

Fourth Quarter 2010 Highlights

Net Income

- $10.7 million reported net income, $0.40 diluted earnings per share (EPS).

Acquisitions

- Loan pool acquisitions - $45.1 million unpaid principal balance with a purchase price of $32.9 million.
- Acquisition of Marix Servicing, LLC was effective as of November 1, 2010.

Liquidity

- Purchased approximately $18.9 million of our mortgage-backed debt resulting in a gain on extinguishment of $2.6 million.
- Securitization of unencumbered loans - $134.4 million face value generated net proceeds of $131.2 million.
- $114.4 million in cash at December 31, 2010.

Balance Sheet

The following table reflects a comparison of the GAAP balance sheets as of December 31, 2010 and 2009.

(in thousands, except per share data)	December 31, 2010		December 31, 2009	
Cash and cash equivalents	$	114,352	$	99,286
Restricted cash and cash equivalents		52,289		51,654
Receivables, net		2,643		3,052
Servicer advances and receivables, net		11,223		-
Residential loans, net		1,621,485		1,644,346
Subordinate security		1,820		1,801
Real estate owned		67,629		63,124
Deferred debt issuance costs		19,424		18,450
Deferred income tax asset, net		221		-
Other assets		4,404		5,961
Total assets		1,895,490		1,887,674
Accounts payable and other accrued liabilities	$	33,555	$	29,860
Dividends payable		13,432		13,248
Deferred income taxes, net		-		173
Mortgage-backed debt		1,281,555		1,267,454
Servicing advance facility		3,254		-
Accrued interest		8,206		8,755
Total liabilities		1,340,002		1,319,490
Total stockholders' equity		555,488		568,184
Common stock outstanding		25,786		25,643
Book value per share	$	21.54	$	22.16
Debt-to-equity ratio		2.31:1		2.23:1

Walter INVESTMENT MANAGEMENT CORP.

Balance Sheet Breakdown

Net Assets

The following table provides a breakdown of GAAP Net Assets between the securitized (encumbered) net assets and the unencumbered net assets.

(Unaudited)
($ in millions)

	December 31, 2010			September 30, 2010			December 31, 2009		
	Assets	Liabilities	Net Assets	Assets	Liabilities	Net Assets	Assets	Liabilities	Net Assets
Securitized residential loans (1)	$ 1,527.8	$ (1,290.1)	$ 237.7	$ 1,256.4	$ (1,192.2)	$ 64.2	$ 1,310.7	$ (1,276.8)	$ 33.9
Securitized cash	42.9		42.9	38.2		38.2	42.7		42.7
Securitized deferred debt issuance costs	19.4		19.4	17.4		17.4	18.5		18.5
Securitized real estate owned	38.2		38.2	35.9		35.9	41.1		41.1
Total securitized net assets	1,628.3	(1,290.1)	338.2	1,347.9	(1,192.2)	155.7	1,413.0	(1,276.8)	136.2
Unencumbered residential loans	93.7		93.7	355.2		355.2	333.6		333.6
Unencumbered real estate owned	29.4		29.4	28.3		28.3	22.0		22.0
Total unencumbered net assets	123.1	-	123.1	383.5	-	383.5	355.6	-	355.6
Unrestricted cash	114.4		114.4	40.2		40.2	99.3		99.3
Other (2)	29.7	(49.9)	(20.2)	21.1	(29.9)	(8.8)	19.8	(42.7)	(22.9)
Total GAAP net assets	$ 1,895.5	$ (1,340.0)	$ 555.5	$ 1,792.7	$ (1,222.1)	$ 570.6	$ 1,887.7	$ (1,319.5)	$ 568.2

GAAP reconciliation for December 31, 2010

(1) Securitized residential loans liabilities in the above table consist of the following GAAP balances: mortgage-backed debt of $1,281.6 million, accounts payable of $0.4 million and accrued interest of $8.2 million.

(2) Other assets in the above table consist of the following GAAP balances: restricted cash of $9.4 million, receivables of $2.7 million, servicing advances of $11.2 million ($8.7 million service for other investors portfolio; $2.5 million service for owned portfolio), subordinated security of $1.8 million, deferred tax asset of $0.2 million, and other assets of $4.4 million. Other liabilities in the above table consist of the following GAAP balances: accounts payable and other accrued liabilities of $33.2 million, dividends payable of $13.4 million, and servicing advance facility of $3.3 million.

Walter INVESTMENT MANAGEMENT CORP.

Mortgage Portfolio

The following table provides a breakout of certain balances related to the residential loan portfolio by securitization trust and by vintage category at December 31, 2010.

(Unaudited)
($ in millions)

Trust	Vintage Category – Origination Date of Outstanding Balances (includes REO financed sales): Pre 2000	2000-2005	2006-2010	Residential Loans, Net: Principal Balance	Yield Adjustment	Yield Balance	Allowance for Loan Losses	Book Value	% of Total	REO	Mortgage-Backed Debt
Hanover	$ 3.4	$ -	$ -	$ 3.4	$ -	$ 3.4	$ 0.1	$ 3.3	0.2%	$ -	$ 1.9
IV	107.9	24.9	11.9	144.7	15.2	129.5	1.1	128.4	7.9%	2.0	102.2
VI	92.4	13.3	10.7	116.4	14.0	102.4	0.9	101.5	6.3%	1.5	101.5
VII	93.2	12.5	11.2	116.9	14.7	102.2	0.9	101.3	6.2%	2.0	94.2
VIII	85.5	23.2	14.3	123.0	15.7	107.3	0.9	106.4	6.6%	3.1	101.7
X	0.9	156.8	24.3	182.0	24.1	157.9	1.3	156.6	9.7%	2.4	168.3
XI	0.0	142.2	21.9	164.1	15.4	148.7	1.3	147.4	9.1%	4.6	150.6
2004-1	0.0	143.5	24.0	167.5	6.4	161.1	1.4	159.7	9.8%	4.7	140.9
2005-1	0.0	138.6	31.4	170.0	3.9	166.1	1.7	164.4	10.1%	6.5	151.3
2006-1	0.0	10.0	165.4	175.4	5.1	170.3	2.9	167.4	10.3%	11.1	134.8
2010-1	0.7	6.3	311.7	318.7	24.6	294.1	2.7	291.4	18.0%	0.4	134.1
Securitized	$ 384.0	$ 671.3	$ 626.8	$ 1,682.1	$ 139.1	$ 1,543.0	$ 15.2	$ 1,527.8	94.2%	$ 38.2	$ 1,281.5
Unencumbered	0.8	8.1	112.7	121.6	27.2	94.4	0.7	93.7	5.8%	29.4	N/A
Total	$ 384.8	$ 679.4	$ 739.5	$ 1,803.7	$ 166.3	$ 1,637.4	$ 15.9	$ 1,621.5	100.0%	$ 67.6	$ 1,281.5
Per GAAP balance sheet							$ 15.9	$ 1,621.5		$ 67.6	$ 1,281.5

Walter
INVESTMENT
MANAGEMENT CORP.

GAAP Income Statement

The table below provides a summary of GAAP income for the three months ended December 31, 2010 and 2009.

(Unaudited) ($ in thousands)	Three Months Ended December 31, 2010	Three Months Ended December 31, 2009
Net interest income:		
Interest income	$ 41,371	$ 41,847
Less: Interest expense	20,099	21,754
Total net interest income	21,272	20,093
Less: Provision for loan losses	1,985	2,140
Total net interest income after provision for loan losses	19,287	17,953
Non-interest income:		
Premium revenue	2,527	1,955
Subservicing revenue and fees	2,267	-
Other income, net	1,086	863
Total non-interest income	5,880	2,818
Non-interest expenses:		
Claims expense	(420)	723
Salaries and benefits	8,948	5,314
Legal and professional	981	951
Occupancy	467	341
Technology and communication	873	744
Depreciation and amortization	140	100
General and administrative	4,471	2,680
Gain on debt extinguishment	(2,578)	-
Real estate owned expenses, net	1,129	1,831
Related party - allocated corporate charges	-	-
Total non-interest expenses	14,011	12,684
Income before income taxes	11,156	8,087
Income tax expense	449	(436)
GAAP net income	$ 10,707	$ 8,523

Taxable income is pre-tax income as calculated for tax purposes. Taxable income differs from GAAP income.

REIT taxable income is the primary determinant of the minimum amount of dividends that must be distributed in order to maintain the tax status as a REIT. REIT taxable income is pre-tax profit, as calculated for tax purposes, excluding taxable income earned at taxable subsidiaries. REITs are required to distribute at least 90% of their REIT taxable income as dividends.

In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported unaudited consolidated financial statements to conform to the unaudited consolidated financial statement presentation of the current period.

GAAP Income Statement

The table below provides a summary of GAAP income for the years ended December 31, 2010 and 2009.

(Unaudited) ($ in thousands)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net interest income:		
Interest income	$ 166,188	$ 175,372
Less: Interest expense	82,711	89,726
Total net interest income	83,477	85,646
Less: Provision for loan losses	6,526	9,441
Total net interest income after provision for loan losses	76,951	76,205
Non-interest income:		
Premium revenue	9,163	10,041
Subservicing revenue and fees	2,267	-
Other income, net	3,299	2,929
Total non-interest income	14,729	12,970
Non-interest expenses:		
Claims expense	2,319	4,483
Salaries and benefits	27,495	20,568
Legal and professional	3,830	4,166
Occupancy	1,490	1,364
Technology and communication	2,955	2,980
Depreciation and amortization	383	436
General and administrative	12,602	10,966
Gain on debt extinguishment	(4,258)	-
Real estate owned expenses, net	6,519	5,741
Related party - allocated corporate charges	-	853
Total non-interest expenses	53,335	51,557
Income before income taxes	38,345	37,618
Income tax expense (benefit)	1,277	(76,161)
GAAP net income	$ 37,068	$ 113,779

Taxable income is pre-tax income as calculated for tax purposes. Taxable income differs from GAAP income.

REIT taxable income is the primary determinant of the minimum amount of dividends that must be distributed in order to maintain the tax status as a REIT. REIT taxable income is pre-tax profit, as calculated for tax purposes, excluding taxable income earn

In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported audited consolidated financial statements to conform to the audited consolidated financial statement presentation of the current period.

Walter INVESTMENT MANAGEMENT CORP.

Profitability Ratios


Net Interest Income & Net Interest Margin
$21.4
$21.2
$21.0
$20.8
$20.6
$20.4
$20.2
$20.0
$19.8
$19.6
$19.4
5.30%
5.20%
5.10%
5.00%
4.90%
4.80%
4.70%
4.60%
4.50%
$20.1
4.79%
4.93%
$20.4
5.10%
$20.9
5.15%
$21.0
5.21%
$21.3
4Q09
1Q10
2Q10
3Q10
4Q10


Profitability Ratios
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.97%
6.80%
3.17%
10.09%
6.78%
3.31%
10.25%
6.81%
3.44%
10.14%
6.75%
3.39%
10.14%
6.52%
3.62%
4Q09
1Q10
2Q10
3Q10
4Q10
Effective Interest Income Yield
Effective Interest Expense
Net Interest Spread

Effective interest income yield, effective interest expense on mortgage-backed debt and net interest spread have been annualized.

Effective interest income yield calculated using the average residential loan balance, net of yield adjustments and gross of allowance. The average residential loan balance includes delinquent, bankrupt and foreclosure loans and excludes real estate owned.

Walter INVESTMENT MANAGEMENT CORP.

Non-Interest Expenses

The table below provides a summary of overhead and servicing costs by function for the three months ended December 31, 2010 and 2009.

	Three Months Ended December 31, 2010							
	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Related Party Allocated Corporate Charges	Total
Servicing Operations (Direct Costs)								
Field	$ 1,854	$ -	$ 154	$ 101	$ 4	$ 470	$ -	$ 2,583
Centralized	697	95		5	2	272	-	1,071
Total Servicing (Direct Costs)	2,551	95	154	106	6	742	0	3,654
Insurance Services	87	40	5	1	0	425	-	558
Advisory Services	416	(11)	27	6	1	(6)	-	433
Marix Servicing	1,924	43	150	201	87	176		2,581
Information Technology	236	117	-	552	13	26	-	944
Corporate Overhead	3,734	697	131	7	33	2,692	-	7,294
Other expenses						416		416
Spin-off Charges	-	-	-	-	-	-	-	-
Total Overhead and Servicing Costs	$ 8,948	$ 981	$ 467	$ 873	$ 140	$ 4,471	$ -	$ 15,880
Claims Expense								(420)
Gain on Debt Extinguishment								(2,578)
Real estate owned expenses, net								1,129
Total GAAP Non-Interest Expenses								$ 14,011

	Three Months Ended December 31, 2009							
	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Related Party Allocated Corporate Charges	Total
Servicing Operations (Direct Costs)								
Field	$ 1,806	$ -	$ 154	$ 116	$ 3	$ 440	$ -	$ 2,519
Centralized	614	93	-	6	43	285	-	1,041
Total Servicing (Direct Costs)	2,420	93	154	122	46	725	-	3,560
Insurance Services	26	46	6	-	-	1,329	-	1,407
Advisory Services	606	27	55	28	11	65	-	792
Information Technology	282	-	-	559	2	10	-	853
Corporate Overhead	1,855	785	126	35	41	58	-	2,900
Other expenses						493		493
Spin-off Charges	125	-	-	-	-	-	-	125
Total Overhead and Servicing Costs	$ 5,314	$ 951	$ 341	$ 744	$ 100	$ 2,680	$ -	$ 10,130
Claims Expense								723
Gain on Debt Extinguishment								-
Real estate owned expenses, net								1,831
Total GAAP Non-Interest Expenses								$ 12,684

Walter INVESTMENT MANAGEMENT CORP.

Non-Interest Expenses

The table below provides a summary of overhead and servicing costs by function for the years ended December 31, 2010 and 2009.

For the Year Ended December 31, 2010

	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Related Party Allocated Corporate Charges	Total
Servicing Operations (Direct Costs)								
Field	$ 7,314	$ 5	$ 619	$ 404	$ 15	$ 1,853	$ -	$ 10,210
Centralized	2,676	416		17	89	943	-	4,141
Total Servicing (Direct Costs)	9,990	421	619	421	104	2,796	-	14,351
Insurance Services	483	130	21	5	-	1,732	-	2,371
Advisory Services	2,501	152	185	48	17	95	-	2,998
Marix Servicing	1,924	43	150	201	87	176		2,581
Information Technology	982	436	-	2,252	38	86	-	3,794
Corporate Overhead	11,615	2,648	515	28	137	7,148	-	22,091
Other expenses						569		569
Spin-off Charges	-	-	-	-	-	-	-	-
Total Overhead and Servicing Costs	$ 27,495	$ 3,830	$ 1,490	$ 2,955	$ 383	$ 12,602	$ -	$ 48,755
Claims Expense								2,319
Gain on Debt Extinguishment								(4,258)
Real estate owned expenses, net								6,519
Total GAAP Non-Interest Expenses								$ 53,335

For the Year Ended December 31, 2009

	Salaries / Benefits	Legal & Professional	Occupancy	Technology / Communication	Depreciation / Amortization	General & Administrative	Related Party Allocated Corporate Charges	Total
Servicing Operations (Direct Costs)								
Field	$ 6,951	$ -	$ 582	$ 466	$ 17	$ 1,707	$ -	$ 9,723
Centralized	2,455	467	-	21	173	1,189	-	4,305
Total Servicing (Direct Costs)	9,406	467	582	487	190	2,896	-	14,028
Insurance Services	746	298	23	11	7	2,896	-	3,981
Advisory Services	1,789	129	11	67	35	279	-	2,310
Information Technology	1,238	132	-	2,354	63	40	-	3,827
Corporate Overhead	7,188	1,798	748	42	118	3,881	853	14,628
Other expenses						493		493
Spin-off Charges	201	1,342	0	19	23	481	-	2,066
Total Overhead and Servicing Costs	$ 20,568	$ 4,166	$ 1,364	$ 2,980	$ 436	$ 10,966	$ 853	$ 41,333
Claims Expense								4,483
Gain on Debt Extinguishment								-
Real estate owned expenses, net								5,741
Total GAAP Non-Interest Expenses								$ 51,557

Walter INVESTMENT MANAGEMENT CORP.

Allowance Overview

	4Q10	3Q10	2Q10	1Q10	4Q09
Provision for loan losses	$ 2.0	$ 1.4	$ 1.7	$ 1.4	$ 2.1
Real estate owned expenses, net	$ 1.1	$ 1.9	$ 1.8	$ 1.7	$ 1.8
Total portfolio losses	$ 3.1	$ 3.3	$ 3.5	$ 3.1	$ 3.9
Net charge-offs	$ 2.4	$ 1.8	$ 2.3	$ 1.8	$ 2.3
Net charge-off ratio (1)	0.87%	0.90%	0.99%	0.86%	0.86%
Allowance for loan losses	$ 15.9	$ 16.3	$ 16.7	$ 17.3	$ 17.7
Allowance for loan losses ratio (2)	0.97%	1.00%	1.02%	1.06%	1.06%

(1) The charge-off ratio is calculated as annualized charge-offs, net of recoveries divided by average residential loans before the allowance for loan losses. Management's calculation of the charge-off ratio incorporates an economic view which considers all costs through disposition of the REO property as a charge-off.

(2) The allowance for loan loss ratio is calculated as period end allowance for loan losses divided by period end residential loans before the allowance for loan losses.

Summary Portfolio Metrics - Total Portfolio

	4Q10	3Q10	2Q10	1Q10	4Q09
30+ delinquencies (1)	4.68%	4.56%	4.26%	4.21%	5.44%
90+ delinquencies (1)	2.65%	2.57%	2.31%	2.89%	3.37%
Foreclosures in process	2.81%	2.70%	2.37%	2.80%	3.23%
Default rate (2)	5.63%	5.15%	6.37%	5.68%	6.15%
REO aging					
0-3 months	28.44%	29.24%	33.09%	30.47%	30.16%
4-6 months	15.83%	16.98%	13.98%	15.83%	18.23%
7-9 months	13.11%	11.48%	11.98%	12.52%	14.26%
10-12 months	8.61%	9.59%	10.08%	10.78%	9.51%
over 12 months	34.01%	32.72%	30.87%	30.39%	27.84%
30+ delinquencies (1)	$ 84.2	$ 80.8	$ 75.5	$ 75.4	$ 98.7
Real estate owned	67.6	64.2	62.2	62.0	63.1
Advances - taxes, insurance and other	18.3	17.2	16.2	16.4	16.3
Non-performing assets (NPA)	$ 170.1	$ 162.2	$ 153.9	$ 153.8	$ 178.1
NPA ratio (3)	9.11%	8.75%	8.32%	8.24%	9.40%
Total residential asset portfolio (4)	$1,867.7	$1,853.8	$1,850.6	$1,867.4	$1,895.2
Number of accounts serviced (5)	34,842	34,520	34,700	34,724	35,236

(1) Delinquencies are defined as the percentage of principal balances outstanding which have monthly payments over 30 days past due. The calculation of delinquencies excludes from delinquent amounts those accounts that are in bankruptcy proceedings that are paying their mortgage payments in contractual compliance with bankruptcy court approved mortgage payment obligations.

(2) The default rate is calculated as the annualized balance of foreclosures for the period, divided by the average residential loans.

(3) The non-performing assets ratio is calculated as period-end non-performing assets, divided by period-end principal balance of residential loans plus fair value of REO and TIO.

(4) Total residential asset portfolio includes the principal balance of residential loans, fair value of REO and TIO.

(5) Includes REO accounts.

Prepayment Speeds and Loss Severity – By Trust

	4Q10	3Q10	2Q10	1Q10	4Q09
Prepayment Speeds	1.96%	2.63%	3.13%	2.64%	2.95%
Unencumbered	2.44%	3.51%	3.89%	2.95%	2.55%
Trust IV	3.11%	2.64%	2.98%	2.76%	2.37%
Trust VI	2.14%	1.94%	2.45%	2.30%	2.24%
Trust VII	1.89%	3.31%	1.55%	2.68%	2.05%
Trust VIII	2.34%	2.20%	3.46%	1.82%	2.49%
Trust X	2.27%	1.39%	3.70%	1.85%	2.27%
Trust XI	1.73%	1.84%	2.35%	1.57%	2.90%
Trust 2004-1	2.16%	3.97%	3.57%	5.26%	3.16%
Trust 2005-1	1.43%	1.65%	2.24%	1.94%	3.92%
Trust 2006-1	2.39%	2.47%	3.05%	2.73%	4.23%
Trust 2010-1	0.10%	-	-	-	-
Loss Severity (1)	14.42%	16.86%	14.30%	11.85%	12.08%
Unencumbered	16.80%	15.97%	17.86%	15.38%	18.19%
Trust IV	5.11%	3.36%	5.20%	2.61%	0.57%
Trust VI	8.31%	3.71%	-3.01%	7.53%	8.21%
Trust VII	14.42%	10.24%	12.22%	8.46%	2.18%
Trust VIII	15.91%	10.16%	-0.71%	4.23%	1.89%
Trust X	5.72%	8.15%	8.25%	7.28%	13.35%
Trust XI	14.29%	14.38%	10.92%	8.87%	11.54%
Trust 2004-1	8.68%	9.87%	10.30%	5.11%	7.56%
Trust 2005-1	14.58%	17.02%	12.53%	14.09%	9.91%
Trust 2006-1	19.50%	35.67%	23.55%	17.92%	15.96%
Trust 2010-1	-	-	-	-	-

(1) Loss severities are calculated as the loss on sale of REO properties (including all costs through disposition) divided by the carrying value of REO.

Note: Information relates to the servicing of the owned portfolio only and excludes recently acquired portfolios that have not been boarded onto the WIMC servicing platform.

Walter INVESTMENT MANAGEMENT CORP.

Geographic distribution of acquired portfolio


FL
22%
AZ
4%
NC
4%
NY
4%
TX
37%
Other
29%

80% fixed rate mortgages


ARMs
17%
Fixed
83%

Principal balance of loans purchased (in millions)	$	99.8
Proceeds from capital raises used to purchase pools (in millions)	$	73.7
Purchase price		73.8%

	Acquisition Date	December 31, 2010
Number of residential loans in the six pools acquired	1,498	1,457
Average loan size	$ 66,725	$ 66,047
Weighted average coupon	8.4%	8.4%
Weighted average seasoning	39 months	43 months
30+ days delinquent	13.6%	12.3% (1)
90+ days delinquent	0.2%	1.1%
Modification %	30.8%	32.6%
Weighted average current FICO	597	581
Effective LTV (based on purchase price)	76.2%	74.2%
Real estate owned (units)	-	10
Real estate owned ($)	$ -	$ 427,325

(1) For the four pools being serviced by the Company at December 31, 2010, the delinquency rate was 7.1%.

Walter INVESTMENT MANAGEMENT CORP.

Static Pool Data – Cumulative Losses



Cumulative Losses as a % of Initial Balance
Mid-State Trusts IV, VI, VII, VIII, X, XI, 2004-1, 2005-1, 2006-1, & Unencumbered
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0
50
100
150
Months Since Issuance as of 12/2010
Trust IV
Trust VI
Trust VII
Trust VIII
Trust X
Trust XI
Trust 2004-1
Trust 2005-1
Trust 2006-1
Unencumbered

Initial balances for WIMC unencumbered and Trusts XI, 2004-1, 2005-1 and 2006-1 are based on initial principal balance. For Trusts II, IV, VI, VII, VIII and X, initial balances are based on initial economic balance. Economic balance, as defined in the trust agreements, is the present value of the scheduled remaining monthly payments.

Walter INVESTMENT MANAGEMENT CORP.

Static Pool Data – Cumulative Repossessions


Cumulative Foreclosures as a % of Initial Balance
Mid-State Trusts IV, VI, VII, VIII, X, XI, 2004-1, 2005-1, 2006-1, & Unencumbered
27.50%
25.00%
22.50%
20.00%
17.50%
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
0
25
50
75
100
125
150
175
Months Since Issuance as of 12/2010
Trust IV
Trust VI
Trust VII
Trust VIII
Trust X
Trust XI
Trust 2004-1
Trust 2005-1
Trust 2006-1
Unencumbered

Initial balances for WIMC unpledged and Trusts XI, 2004-1, 2005-1 and 2006-1 are based on initial principal balance. For Trusts II, IV, VI, VII, VIII and X, initial balances are based on initial economic balance. Economic balance, as defined in the trust agreements, is the present value of the scheduled remaining monthly payments.

Walter INVESTMENT MANAGEMENT CORP.

Static Pool Data – 90+ Delinquency



Historical 90+ Days Delinquency Rates
Mid-State Trusts IV, VI, VII, VIII, X, XI, 2004-1, 2005-1,2006-1, & Unencumbered
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1
21
41
61
81
101
121
141
161
181
Months Since Issuance as of 12/2010
Trust IV
Trust VI
Trust VII
Trust VIII
Trust X
Trust XI
Trust 2004-1
Trust 2005-1
Trust 2006-1
Unencumbered
Trust 2010-1

Delinquency rates for WIMC unencumbered and Trusts XI, 2004-1, 2005-1 and 2006-1 are based on outstanding principal balance. Delinquency rates for Trusts II, IV, VI, VII, VIII and X are based on gross balance, as reported historically. Gross balances include unearned interest.

Walter INVESTMENT MANAGEMENT CORP.

Static Pool Data - Prepayment Rates



1-Month CPR (as of 12/2010)
Mid-State Trusts IV, VII, VIII, X, XI, 2004-1, 2005-1, 2006-1, & Unencumbered
25%
20%
15%
10%
5%
0%
-5%
37257
37469
37681
37895
38108
38322
38537
38754
38971
39186
39400
39613
39832
40044
40256
40470
Trust IV
Trust VI
Trust VII
Trust VIII
Trust X
Trust XI
2004-1
2005-1
2006-1
Unencumbered
2010-1

Walter INVESTMENT MANAGEMENT CORP.

Unencumbered Residential Loans

($ in millions)	4Q10	3Q10	2Q10	1Q10	4Q09
Ending balance (principal balance):					
Legacy unencumbered loans	$ 25.0	$ 348.5	$ 355.0	$ 360.5	$ 365.8
Newly acquired unencumbered loans	96.3	42.4	13.3	-	-
Total unencumbered portfolio	$ 121.3	$ 390.9	$ 368.3	$ 360.5	$ 365.8
Weighted average LTV:					
Legacy unencumbered loans	89.9%	87.0%	88.0%	88.0%	88.0%
Newly acquired unencumbered loans	81.1%	80.0%	83.0%	-	-
Total unencumbered portfolio	82.9%	87.0%	88.0%	88.0%	88.0%
Weighted average FICO:					
Legacy unencumbered loans	539	571	566	566	566
Newly acquired unencumbered loans	581	589	582	-	-
Total unencumbered portfolio	573	573	567	566	566

Walter INVESTMENT MANAGEMENT CORP.

Total Portfolio

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	1,800,021,014	1,772,642,003	1,772,211,609	1,789,034,453	1,815,762,981
Security Type					
ARM	35,194,594	25,443,234	20,224,020	22,230,426	23,122,743
Fixed	1,764,826,421	1,747,198,769	1,751,987,589	1,766,804,028	1,792,640,238
Total	1,800,021,014	1,772,642,003	1,772,211,609	1,789,034,453	1,815,762,981
Underlying Loan Characteristics					
Number of Loans	33,801	33,525	33,719	33,730	34,205
Total Principal Balance	1,800,021,014	1,772,642,003	1,772,211,609	1,789,034,453	1,815,762,981
Average Loan Size	53,253	52,875	52,558	53,040	53,085
Year 2010 Origination	4%	3%	2%	1%	0%
Year 2009 Origination	3%	4%	3%	3%	3%
Year 2008 Origination	8%	9%	7%	7%	7%
Year 2007 Origination	14%	13%	13%	13%	13%
Year 2006 Origination	11%	11%	12%	12%	12%
Year 2005 Origination	8%	8%	8%	8%	9%
Year 2004 Origination and Earlier	51%	53%	54%	55%	56%
State					
TX	35%	35%	35%	34%	34%
MS	15%	15%	15%	15%	15%
AL	8%	8%	9%	9%	9%
LA	6%	6%	6%	7%	7%
FL	7%	6%	6%	6%	6%
SC	6%	6%	6%	6%	6%
Other States	24%	23%	23%	23%	23%
Current Delinquency Status					
Current	95%	95%	96%	96%	95%
30	2%	1%	1%	1%	1%
60	0%	1%	1%	0%	1%
90	0%	0%	0%	0%	1%
120+	2%	2%	2%	3%	3%
Loan Status					
Active	91%	91%	91%	90%	90%
Bankruptcy	6%	7%	7%	7%	7%
Foreclosure	3%	3%	2%	3%	3%
Litigation	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	1,041	995	981	994	1,031
$	67,704,585	64,351,950	62,174,958	61,951,119	63,123,756
0-3 months	28%	29%	33%	30%	30%
4-6 months	16%	17%	14%	16%	18%
7-9 months	13%	11%	12%	13%	14%
10-12 months	9%	10%	10%	11%	10%
over 12 months	34%	33%	31%	30%	28%
Weighted Average Original LTV	89%	89%	89%	89%	89%
Original LTV: 0-70	2%	1%	1%	2%	2%
Original LTV: 70.01 - 80	4%	3%	3%	3%	3%
Original LTV: 80.01 - 90	66%	71%	70%	71%	70%
Original LTV: 90.01 - 100	28%	25%	25%	25%	25%
Weighted Average FICO	584	584	580	580	580
FICO: <=600	55%	55%	57%	57%	56%
FICO: 601 - 640	14%	14%	14%	13%	13%
FICO: 641 - 680	9%	9%	8%	8%	8%
FICO: 681 - 720	5%	5%	5%	5%	5%
FICO: 721 - 760	3%	3%	3%	3%	3%
FICO: 761 - 800	2%	2%	2%	2%	2%
FICO: >=801	1%	1%	1%	1%	1%
Unknown*	11%	11%	10%	10%	11%
New Sale/Resale Customer					
New Sale	82%	82%	82%	83%	84%
Resale	18%	18%	18%	17%	16%

*For those residential loans in the portfolio prior to electronic tracking of original LTVs, the maximum LTV was 90%, or 10% equity. Thus, these residential loans have been included in the 80.01 to 90.00 LTV category.

Walter INVESTMENT MANAGEMENT CORP.

Unencumbered Assets

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	121,328,245	390,944,524	368,339,701	360,543,367	365,796,685
Security Type					
ARM	16,722,295	6,982,549	1,159,917	1,321,946	1,452,215
Fixed	104,605,951	383,961,974	367,179,785	359,221,420	364,344,470
Total	121,328,245	390,944,524	368,339,701	360,543,367	365,796,685
Underlying Loan Characteristics					
Number of Loans	1,721	4,379	4,150	3,676	3,703
Total Principal Balance	121,328,245	390,944,524	368,339,701	360,543,367	365,796,685
Average Loan Size	70,499	89,277	88,757	98,080	98,784
Year 2010 Origination	4%	4%	3%	2%	0%
Year 2009 Origination	7%	6%	5%	4%	4%
Year 2008 Origination	25%	33%	29%	28%	28%
Year 2007 Origination	47%	53%	54%	57%	58%
Year 2006 Origination	10%	2%	7%	7%	7%
Year 2005 Origination	2%	0%	0%	0%	0%
Year 2004 Origination and Earlier	5%	2%	2%	2%	2%
State					
TX	36%	37%	36%	34%	34%
MS	3%	12%	12%	13%	13%
AL	2%	9%	10%	10%	10%
LA	3%	7%	8%	8%	8%
FL	19%	10%	9%	9%	9%
SC	3%	6%	6%	6%	6%
Other States	34%	19%	19%	20%	20%
Current Delinquency Status					
Current	79%	92%	92%	92%	91%
30	8%	2%	2%	2%	2%
60	1%	1%	1%	1%	2%
90	1%	1%	1%	1%	1%
120+	11%	4%	4%	5%	5%
Loan Status					
Active	84%	88%	88%	87%	87%
Bankruptcy	4%	7%	8%	8%	7%
Foreclosure	11%	5%	4%	5%	6%
Litigation	1%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	350	348	344	335	271
$	29,461,530	28,305,198	26,963,416	25,283,901	21,960,855
0-3 months	24%	25%	30%	26%	34%
4-6 months	16%	18%	16%	17%	17%
7-9 months	15%	13%	12%	15%	17%
10-12 months	9%	9%	11%	13%	10%
over 12 months	36%	35%	32%	29%	23%
Weighted Average Original LTV	83%	87%	88%	88%	88%
Original LTV: 0-70	10%	3%	4%	4%	4%
Original LTV: 70.01 - 80	22%	6%	6%	7%	7%
Original LTV: 80.01 - 90	52%	51%	46%	45%	44%
Original LTV: 90.01 - 100	16%	40%	44%	45%	46%
Weighted Average FICO	573	573	567	566	566
FICO: <=600	65%	61%	63%	63%	63%
FICO: 601 - 640	11%	13%	12%	11%	11%
FICO: 641 - 680	8%	8%	7%	7%	7%
FICO: 681 - 720	7%	5%	5%	5%	5%
FICO: 721 - 760	3%	2%	2%	2%	2%
FICO: 761 - 800	1%	2%	2%	2%	2%
FICO: >=801	0%	1%	1%	1%	1%
Unknown	4%	8%	9%	9%	9%
New Sale/Resale Customer					
New Sale	95%	90%	91%	93%	94%
Resale	5%	10%	9%	7%	6%

Walter INVESTMENT MANAGEMENT CORP.

Unencumbered Legacy

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	25,030,430	348,526,263	355,005,374	360,543,367	365,796,685
Security Type					
ARM	402,163	1,158,284	1,159,917	1,321,946	1,452,215
Fixed	24,628,267	347,367,979	353,845,457	359,221,420	364,344,470
Total	25,030,430	348,526,263	355,005,374	360,543,367	365,796,685
Underlying Loan Characteristics					
Number of Loans	261	3,626	3,660	3,676	3,703
Total Principal Balance	25,030,430	348,526,263	355,005,374	360,543,367	365,796,685
Average Loan Size	95,902	96,119	96,996	98,080	98,784
Year 2010 Origination	19%	5%	3%	2%	0%
Year 2009 Origination	3%	4%	4%	4%	4%
Year 2008 Origination	35%	31%	28%	28%	28%
Year 2007 Origination	37%	55%	56%	57%	58%
Year 2006 Origination	3%	2%	7%	7%	7%
Year 2005 Origination	0%	0%	0%	0%	0%
Year 2004 Origination and Earlier	3%	2%	2%	2%	2%
State					
TX	33%	35%	34%	34%	34%
MS	9%	13%	13%	13%	13%
AL	8%	10%	10%	10%	10%
LA	7%	8%	8%	8%	8%
FL	10%	9%	9%	9%	9%
SC	8%	7%	7%	6%	6%
Other States	25%	19%	19%	20%	20%
Current Delinquency Status					
Current	46%	92%	92%	92%	91%
30	2%	2%	2%	2%	2%
60	0%	1%	1%	1%	2%
90	1%	1%	1%	1%	1%
120+	51%	4%	4%	5%	5%
Loan Status					
Active	32%	87%	87%	87%	87%
Bankruptcy	19%	8%	8%	8%	7%
Foreclosure	47%	5%	4%	5%	6%
Litigation	3%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	349	344	344	335	271
$	29,100,260	28,199,504	26,963,416	25,283,901	21,960,855
0-3 months	24%	25%	30%	26%	34%
4-6 months	16%	18%	16%	17%	17%
7-9 months	15%	13%	12%	15%	17%
10-12 months	9%	9%	11%	13%	10%
over 12 months	36%	35%	32%	29%	23%
Weighted Average Original LTV	90%	87%	88%	88%	88%
Original LTV: 0-70	1%	4%	4%	4%	4%
Original LTV: 70.01 - 80	5%	6%	7%	7%	7%
Original LTV: 80.01 - 90	50%	39%	44%	45%	44%
Original LTV: 90.01 - 100	44%	51%	46%	45%	46%
Weighted Average FICO	539	571	566	566	566
FICO: <=600	75%	62%	63%	63%	63%
FICO: 601 - 640	9%	13%	11%	11%	11%
FICO: 641 - 680	1%	8%	7%	7%	7%
FICO: 681 - 720	1%	4%	5%	5%	5%
FICO: 721 - 760	0%	2%	2%	2%	2%
FICO: 761 - 800	0%	2%	2%	2%	2%
FICO: >=801	0%	1%	1%	1%	1%
Unknown	13%	8%	9%	9%	9%
New Sale/Resale Customer					
New Sale	76%	89%	90%	93%	94%
Resale	24%	11%	10%	7%	6%

Walter
INVESTMENT
MANAGEMENT CORP.

Unencumbered New Pools

	2010 Q4	2010 Q3	2010 Q2
Principal Value	96,297,815	42,418,261	13,334,328
Security Type			
ARM	16,320,132	5,824,265	-
Fixed	79,977,683	36,593,996	13,334,328
Total	96,297,815	42,418,261	13,334,328
Underlying Loan Characteristics			
Number of Loans	1,460	753	490
Total Principal Balance	96,297,815	42,418,261	13,334,328
Average Loan Size	65,957	56,332	27,213
Year 2010 Origination	0%	0%	0%
Year 2009 Origination	8%	18%	27%
Year 2008 Origination	23%	48%	50%
Year 2007 Origination	49%	33%	17%
Year 2006 Origination	12%	2%	7%
Year 2005 Origination	3%	0%	0%
Year 2004 Origination and Earlier	6%	0%	0%
State(1)			
TX	30%		
MS	1%		
AL	1%		
LA	3%		
FL	22%		
SC	2%		
Other States	36%		
Current Delinquency Status			
Current	88%	96%	93%
30	9%	1%	5%
60	1%	1%	2%
90	1%	0%	1%
120+	1%	1%	0%
Loan Status			
Active	98%	98%	100%
Bankruptcy	0%	0%	0%
Foreclosure	2%	2%	0%
Litigation	0%	0%	0%
Total Fire Loss	0%	0%	0%
Real Estate Owned			
# of Accounts	10	4	-
$	361,270	105,694	-
0-3 months	88%	100%	0%
4-6 months	12%	0%	0%
7-9 months	0%	0%	0%
10-12 months	0%	0%	0%
over 12 months	0%	0%	0%
Weighted Average Original LTV	81.1%	80.0%	83%
Original LTV: 0-70	12%	11%	4%
Original LTV: 70.01 - 80	27%	28%	20%
Original LTV: 80.01 - 90	53%	60%	63%
Original LTV: 90.01 - 100	8%	2%	13%
Weighted Average FICO	581	589	582
FICO: <=600	62%	52%	61%
FICO: 601 - 640	12%	15%	20%
FICO: 641 - 680	10%	17%	9%
FICO: 681 - 720	9%	9%	6%
FICO: 721 - 760	4%	2%	1%
FICO: 761 - 800	1%	0%	1%
FICO: >=801	0%	0%	0%
Unknown	2%	6%	3%
New Sale/Resale Customer			
New Sale	100%	100%	100%
Resale	0%	0%	0%

(1) As a result of subsequent acquisition activity, the state concentration for prior periods is no longer considered meaningful.

Securitized Assets

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	1,678,692,769	1,381,697,479	1,403,871,908	1,428,491,086	1,449,966,296
Security Type					
ARM	18,472,299	18,460,684	19,064,103	20,908,479	21,670,528
Fixed	1,660,220,470	1,363,236,795	1,384,807,804	1,407,582,607	1,428,295,768
Total	1,678,692,769	1,381,697,479	1,403,871,908	1,428,491,086	1,449,966,296
Underlying Loan Characteristics					
Number of Loans	32,080	29,146	29,569	30,054	30,502
Total Principal Balance	1,678,692,769	1,381,697,479	1,403,871,908	1,428,491,086	1,449,966,296
Average Loan Size	52,328	47,406	47,478	47,531	47,537
Year 2010 Origination	4%	3%	2%	1%	0%
Year 2009 Origination	3%	3%	3%	3%	3%
Year 2008 Origination	7%	2%	2%	2%	2%
Year 2007 Origination	12%	2%	2%	2%	2%
Year 2006 Origination	11%	13%	13%	13%	13%
Year 2005 Origination	8%	10%	10%	11%	11%
Year 2004 Origination and Earlier	55%	67%	68%	69%	69%
State					
TX	35%	34%	34%	34%	34%
MS	16%	16%	16%	16%	16%
AL	9%	8%	8%	8%	8%
LA	6%	6%	6%	6%	6%
FL	6%	5%	5%	5%	5%
SC	6%	6%	6%	6%	6%
Other States	23%	24%	24%	24%	24%
Current Delinquency Status					
Current	96%	96%	97%	97%	96%
30	1%	1%	1%	1%	1%
60	0%	1%	0%	0%	1%
90	0%	0%	0%	0%	0%
120+	2%	2%	2%	2%	2%
Loan Status					
Active	91%	91%	91%	91%	91%
Bankruptcy	7%	6%	7%	7%	7%
Foreclosure	2%	2%	2%	2%	3%
Litigation	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	682	647	637	659	760
$	38,243,055	35,948,996	35,211,542	36,667,217	41,162,901
0-3 months	32%	33%	36%	33%	35%
4-6 months	16%	16%	13%	15%	15%
7-9 months	12%	10%	12%	11%	12%
10-12 months	8%	10%	9%	9%	10%
over 12 months	32%	31%	30%	31%	28%
Weighted Average Original LTV	90%	89%	89%	89%	89%
Original LTV: 0-70	1%	1%	1%	1%	1%
Original LTV: 70.01 - 80	3%	2%	2%	2%	2%
Original LTV: 80.01 - 90	67%	77%	77%	77%	77%
Original LTV: 90.01 - 100	29%	20%	20%	20%	20%
Weighted Average FICO	585	587	584	584	583
FICO: <=600	54%	53%	55%	55%	55%
FICO: 601 - 640	14%	14%	14%	14%	14%
FICO: 641 - 680	9%	9%	9%	9%	9%
FICO: 681 - 720	5%	5%	5%	5%	5%
FICO: 721 - 760	3%	3%	3%	3%	3%
FICO: 761 - 800	2%	3%	2%	2%	2%
FICO: >=801	1%	1%	1%	1%	1%
Unknown	11%	12%	11%	11%	11%
New Sale/Resale Customer					
New Sale	81%	80%	80%	81%	82%
Resale	19%	20%	20%	19%	18%

Walter INVESTMENT MANAGEMENT CORP.

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	20,342,827	21,531,128	22,517,569	23,653,886	24,777,221
Security Type					
ARM	-	-	-	-	-
Fixed	20,342,827	21,531,128	22,517,569	23,653,886	24,777,221
Total	20,342,827	21,531,128	22,517,569	23,653,886	24,777,221
Underlying Loan Characteristics					
Number of Loans	1,633	1,709	1,795	1,882	1,976
Total Principal Balance	20,342,827	21,531,128	22,517,569	23,653,886	24,777,221
Average Loan Size	12,457	12,599	12,545	12,568	12,539
Year 2010 Origination	2%	2%	1%	1%	0%
Year 2009 Origination	2%	2%	2%	2%	2%
Year 2008 Origination	2%	2%	2%	2%	2%
Year 2007 Origination	2%	2%	2%	2%	2%
Year 2006 Origination	2%	2%	2%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	87%	87%	88%	89%	90%
State					
TX	47%	47%	46%	46%	46%
MS	10%	10%	10%	11%	11%
AL	8%	8%	8%	8%	7%
LA	4%	4%	4%	4%	4%
FL	6%	6%	5%	5%	5%
SC	5%	5%	5%	5%	5%
Other States	20%	20%	21%	21%	21%
Current Delinquency Status					
Current	97%	97%	98%	98%	97%
30	0%	1%	1%	0%	1%
60	0%	0%	0%	0%	0%
90	0%	0%	0%	1%	0%
120+	2%	1%	1%	1%	2%
Loan Status					
Active	95%	95%	95%	95%	96%
Bankruptcy	3%	3%	3%	3%	3%
Foreclosure	2%	2%	2%	2%	1%
Litigation	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	19	17	15	13	15
$	515,398	374,834	336,808	253,644	342,466
0-3 months	36%	42%	60%	51%	41%
4-6 months	18%	11%	10%	3%	14%
7-9 months	8%	15%	2%	19%	5%
10-12 months	14%	8%	4%	10%	5%
over 12 months	24%	25%	23%	18%	36%
Weighted Average Original LTV	95%	95%	95%	95%	95%
Original LTV: 0-70	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	87%	90%	90%	91%	90%
Original LTV: 90.01 - 100	13%	9%	9%	9%	9%
Weighted Average FICO	592	591	589	589	590
FICO: <=600	47%	48%	50%	49%	49%
FICO: 601 - 640	15%	15%	14%	14%	14%
FICO: 641 - 680	9%	9%	8%	8%	8%
FICO: 681 - 720	5%	5%	6%	6%	6%
FICO: 721 - 760	3%	3%	3%	3%	3%
FICO: 761 - 800	2%	2%	2%	2%	2%
FICO: >=801	1%	1%	1%	1%	1%
Unknown	19%	18%	16%	16%	16%
New Sale/Resale Customer					
New Sale	0%	0%	0%	1%	1%
Resale	100%	100%	100%	99%	99%

Trust IV

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	124,337,437	128,021,851	132,248,358	136,768,868	140,831,514
Security Type					
ARM	-	-	-	-	-
Fixed	124,337,437	128,021,851	132,248,358	136,768,868	140,831,514
Total	124,337,437	128,021,851	132,248,358	136,768,868	140,831,514
Underlying Loan Characteristics					
Number of Loans	5,476	5,624	5,779	5,951	6,104
Total Principal Balance	124,337,437	128,021,851	132,248,358	136,768,868	140,831,514
Average Loan Size	22,706	22,763	22,884	22,983	23,072
Year 2010 Origination	3%	2%	1%	1%	0%
Year 2009 Origination	2%	2%	2%	2%	2%
Year 2008 Origination	1%	1%	1%	1%	1%
Year 2007 Origination	1%	1%	1%	1%	1%
Year 2006 Origination	1%	1%	1%	1%	1%
Year 2005 Origination	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	91%	91%	92%	92%	93%
State					
TX	22%	22%	22%	22%	22%
MS	19%	19%	18%	19%	18%
AL	13%	13%	13%	12%	13%
LA	6%	6%	6%	6%	6%
FL	9%	9%	9%	9%	9%
SC	0%	0%	0%	0%	0%
Other States	33%	33%	33%	33%	33%
Current Delinquency Status					
Current	98%	98%	98%	98%	97%
30	1%	1%	1%	0%	1%
60	0%	0%	0%	0%	0%
90	0%	0%	0%	0%	0%
120+	1%	1%	1%	1%	1%
Loan Status					
Active	94%	94%	93%	93%	93%
Bankruptcy	5%	5%	6%	6%	6%
Foreclosure	1%	1%	1%	1%	1%
Litigation	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	51	52	51	54	61
$	1,462,229	1,455,621	1,410,384	1,521,132	1,660,109
0-3 months	35%	42%	34%	37%	48%
4-6 months	16%	11%	12%	17%	8%
7-9 months	6%	9%	14%	11%	6%
10-12 months	7%	8%	6%	7%	5%
over 12 months	36%	30%	35%	28%	33%
Weighted Average Original LTV	97%	96%	96%	96%	96%
Original LTV: 0-70	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	90%	93%	93%	93%	93%
Original LTV: 90.01 - 100	10%	7%	7%	7%	7%
Weighted Average FICO	597	595	593	594	594
FICO: <=600	45%	46%	47%	47%	47%
FICO: 601 - 640	14%	13%	14%	14%	14%
FICO: 641 - 680	10%	10%	10%	10%	10%
FICO: 681 - 720	6%	5%	5%	6%	6%
FICO: 721 - 760	3%	3%	3%	4%	4%
FICO: 761 - 800	3%	3%	3%	3%	3%
FICO: >=801	1%	1%	1%	1%	1%
Unknown	18%	17%	16%	16%	16%
New Sale/Resale Customer					
New Sale	64%	65%	65%	66%	66%
Resale	36%	35%	35%	34%	34%

Trust VI

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	116,433,919	118,634,635	120,987,703	123,136,165	125,115,206
Security Type					
ARM	-	-	-	-	-
Fixed	116,433,919	118,634,635	120,987,703	123,136,165	125,115,206
Total	116,433,919	118,634,635	120,987,703	123,136,165	125,115,206
Underlying Loan Characteristics					
Number of Loans	3,443	3,476	3,512	3,547	3,581
Total Principal Balance	116,433,919	118,634,635	120,987,703	123,136,165	125,115,206
Average Loan Size	33,818	34,130	34,450	34,716	34,939
Year 2010 Origination	3%	2%	2%	1%	0%
Year 2009 Origination	2%	2%	2%	2%	2%
Year 2008 Origination	1%	1%	1%	1%	2%
Year 2007 Origination	1%	1%	1%	1%	1%
Year 2006 Origination	2%	2%	2%	2%	2%
Year 2005 Origination	1%	1%	1%	1%	1%
Year 2004 Origination and Earlier	90%	90%	91%	91%	92%
State					
TX	21%	21%	21%	21%	21%
MS	18%	18%	18%	18%	18%
AL	10%	10%	10%	10%	10%
LA	6%	6%	6%	6%	6%
FL	6%	6%	6%	6%	6%
SC	11%	11%	11%	11%	11%
Other States	27%	27%	28%	28%	28%
Current Delinquency Status					
Current	98%	98%	98%	97%	97%
30	1%	1%	1%	1%	1%
60	0%	0%	0%	0%	0%
90	0%	0%	0%	0%	0%
120+	1%	1%	1%	2%	1%
Loan Status					
Active	94%	94%	94%	94%	94%
Bankruptcy	4%	4%	4%	4%	4%
Foreclosure	1%	1%	1%	2%	2%
Litigation	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	41	43	39	44	53
$	1,548,731	1,586,725	1,384,770	1,429,224	1,820,750
0-3 months	28%	48%	40%	30%	28%
4-6 months	30%	16%	4%	10%	18%
7-9 months	15%	0%	7%	14%	10%
10-12 months	0%	4%	12%	11%	6%
over 12 months	27%	31%	38%	36%	38%
Weighted Average Original LTV	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	89%	92%	92%	92%	92%
Original LTV: 90.01 - 100	11%	8%	8%	8%	8%
Weighted Average FICO	597	596	593	593	594
FICO: <=600	47%	48%	49%	48%	48%
FICO: 601 - 640	14%	13%	15%	15%	15%
FICO: 641 - 680	12%	11%	12%	11%	12%
FICO: 681 - 720	6%	6%	5%	5%	5%
FICO: 721 - 760	3%	3%	3%	3%	3%
FICO: 761 - 800	3%	3%	3%	3%	3%
FICO: >=801	1%	1%	1%	1%	1%
Unknown	15%	15%	13%	13%	13%
New Sale/Resale Customer					
New Sale	74%	75%	75%	75%	76%
Resale	26%	25%	25%	25%	24%

Walter INVESTMENT MANAGEMENT CORP.

Trust VII

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	116,853,955	118,591,735	120,543,209	122,506,484	124,706,766
Security Type					
ARM	-	-	-	-	-
Fixed	116,853,955	118,591,735	120,543,209	122,506,484	124,706,766
Total	116,853,955	118,591,735	120,543,209	122,506,484	124,706,766
Underlying Loan Characteristics					
Number of Loans	2,658	2,679	2,703	2,722	2,748
Total Principal Balance	116,853,955	118,591,735	120,543,209	122,506,484	124,706,766
Average Loan Size	43,963	44,267	44,596	45,006	45,381
Year 2010 Origination	2%	2%	1%	1%	0%
Year 2009 Origination	3%	3%	3%	3%	3%
Year 2008 Origination	2%	2%	2%	2%	2%
Year 2007 Origination	1%	2%	2%	2%	2%
Year 2006 Origination	1%	1%	1%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	89%	89%	89%	90%	90%
State					
TX	26%	26%	27%	27%	26%
MS	18%	18%	18%	17%	18%
AL	10%	10%	10%	10%	10%
LA	6%	6%	6%	6%	6%
FL	5%	5%	5%	5%	5%
SC	5%	5%	5%	5%	5%
Other States	30%	30%	30%	35%	35%
Current Delinquency Status					
Current	98%	98%	98%	97%	97%
30	1%	1%	1%	1%	1%
60	0%	0%	0%	0%	0%
90	0%	0%	0%	0%	0%
120+	1%	1%	1%	1%	2%
Loan Status					
Active	94%	94%	94%	93%	93%
Bankruptcy	5%	5%	5%	5%	6%
Foreclosure	1%	2%	1%	2%	2%
Litigation	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	50	47	51	54	51
$	2,012,714	1,979,884	2,112,118	2,141,014	1,967,366
0-3 months	36%	29%	35%	46%	48%
4-6 months	10%	20%	21%	12%	17%
7-9 months	16%	11%	7%	11%	6%
10-12 months	6%	6%	10%	4%	6%
over 12 months	32%	34%	28%	27%	23%
Weighted Average Original LTV	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	88%	91%	91%	91%	91%
Original LTV: 90.01 - 100	12%	9%	9%	9%	9%
Weighted Average FICO	590	590	587	587	587
FICO: <=600	51%	50%	52%	52%	52%
FICO: 601 - 640	14%	14%	14%	14%	14%
FICO: 641 - 680	10%	10%	10%	10%	10%
FICO: 681 - 720	5%	5%	5%	5%	5%
FICO: 721 - 760	3%	2%	2%	2%	2%
FICO: 761 - 800	3%	3%	3%	3%	3%
FICO: >=801	1%	1%	1%	1%	1%
Unknown	14%	14%	13%	13%	13%
New Sale/Resale Customer					
New Sale	79%	79%	80%	80%	80%
Resale	21%	21%	20%	20%	20%

Walter INVESTMENT MANAGEMENT CORP.

Trust VIII

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	122,929,737	125,335,471	127,497,721	130,665,651	132,039,122
Security Type					
ARM	-	-	-	-	-
Fixed	122,929,737	125,335,471	127,497,721	130,665,651	132,039,122
Total	122,929,737	125,335,471	127,497,721	130,665,651	132,039,122
Underlying Loan Characteristics					
Number of Loans	2,917	2,956	2,984	3,044	3,096
Total Principal Balance	122,929,737	125,335,471	127,497,721	130,665,651	132,039,122
Average Loan Size	42,143	42,400	42,727	42,926	42,648
Year 2010 Origination	3%	2%	2%	1%	0%
Year 2009 Origination	2%	3%	3%	3%	3%
Year 2008 Origination	2%	2%	2%	2%	2%
Year 2007 Origination	2%	2%	2%	3%	2%
Year 2006 Origination	2%	2%	2%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	87%	87%	87%	88%	89%
State					
TX	28%	28%	28%	28%	28%
MS	10%	10%	10%	10%	10%
AL	9%	9%	9%	9%	9%
LA	6%	6%	6%	6%	6%
FL	5%	5%	5%	5%	5%
SC	6%	5%	5%	5%	5%
Other States	28%	28%	28%	29%	29%
Current Delinquency Status					
Current	97%	97%	98%	97%	96%
30	1%	1%	1%	1%	1%
60	0%	1%	0%	0%	0%
90	0%	0%	0%	0%	0%
120+	2%	1%	1%	2%	2%
Loan Status					
Active	92%	91%	92%	91%	91%
Bankruptcy	6%	6%	7%	7%	7%
Foreclosure	2%	2%	2%	3%	2%
Litigation	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	69	60	56	49	62
$	3,126,887	2,829,056	2,677,575	2,087,119	2,758,940
0-3 months	31%	26%	39%	22%	43%
4-6 months	11%	24%	6%	18%	14%
7-9 months	21%	6%	15%	6%	20%
10-12 months	3%	11%	3%	20%	2%
over 12 months	35%	33%	37%	33%	21%
Weighted Average Original LTV	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	86%	89%	88%	89%	89%
Original LTV: 90.01 - 100	14%	11%	12%	11%	11%
Weighted Average FICO	585	585	581	581	581
FICO: <=600	52%	53%	55%	55%	55%
FICO: 601 - 640	14%	14%	13%	13%	13%
FICO: 641 - 680	9%	9%	9%	9%	9%
FICO: 681 - 720	4%	5%	5%	5%	5%
FICO: 721 - 760	2%	2%	2%	2%	2%
FICO: 761 - 800	2%	2%	2%	2%	2%
FICO: >=801	1%	1%	1%	1%	1%
Unknown	15%	14%	13%	13%	13%
New Sale/Resale Customer					
New Sale	75%	75%	75%	75%	76%
Resale	25%	25%	25%	25%	24%

Walter INVESTMENT MANAGEMENT CORP.

Trust X

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	182,039,045	184,531,558	186,505,518	190,086,151	193,124,621
Security Type					
ARM	-	-	-	-	-
Fixed	182,039,045	184,531,558	186,505,518	190,086,151	193,124,621
Total	182,039,045	184,531,558	186,505,518	190,086,151	193,124,621
Underlying Loan Characteristics					
Number of Loans	3,124	3,150	3,169	3,208	3,238
Total Principal Balance	182,039,045	184,531,558	186,505,518	190,086,151	193,124,621
Average Loan Size	58,271	58,581	58,853	59,254	59,643
Year 2010 Origination	3%	2%	2%	1%	0%
Year 2009 Origination	4%	4%	4%	4%	4%
Year 2008 Origination	2%	2%	2%	3%	3%
Year 2007 Origination	3%	3%	3%	3%	3%
Year 2006 Origination	2%	2%	2%	2%	2%
Year 2005 Origination	2%	2%	2%	2%	2%
Year 2004 Origination and Earlier	84%	85%	85%	86%	86%
State					
TX	33%	33%	33%	33%	33%
MS	18%	18%	18%	18%	18%
AL	7%	7%	7%	7%	7%
LA	7%	7%	7%	7%	7%
FL	4%	4%	4%	4%	4%
SC	7%	6%	6%	6%	6%
Other States	25%	25%	25%	25%	26%
Current Delinquency Status					
Current	97%	97%	97%	97%	96%
30	1%	1%	1%	1%	1%
60	0%	0%	0%	0%	1%
90	0%	0%	0%	0%	0%
120+	1%	1%	1%	2%	2%
Loan Status					
Active	90%	90%	91%	91%	89%
Bankruptcy	8%	8%	8%	8%	8%
Foreclosure	2%	2%	2%	2%	3%
Litigation	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	50	45	43	42	100
$	2,382,876	2,076,964	1,983,127	2,033,796	4,528,731
0-3 months	47%	38%	56%	83%	32%
4-6 months	16%	21%	33%	17%	20%
7-9 months	10%	28%	11%	0%	11%
10-12 months	17%	13%	0%	0%	8%
over 12 months	10%	0%	0%	0%	29%
Weighted Average Original LTV	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	84%	88%	88%	88%	88%
Original LTV: 90.01 - 100	16%	12%	12%	12%	12%
Weighted Average FICO	579	579	576	576	576
FICO: <=600	55%	54%	58%	58%	58%
FICO: 601 - 640	15%	16%	15%	15%	15%
FICO: 641 - 680	9%	9%	8%	8%	8%
FICO: 681 - 720	3%	4%	3%	4%	4%
FICO: 721 - 760	2%	2%	2%	2%	2%
FICO: 761 - 800	2%	2%	1%	1%	1%
FICO: >=801	1%	0%	1%	0%	0%
Unknown	14%	13%	12%	12%	12%
New Sale/Resale Customer					
New Sale	80%	80%	81%	81%	81%
Resale	20%	20%	19%	19%	19%

Walter INVESTMENT MANAGEMENT CORP.

Trust XI

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	164,129,789	165,730,296	167,659,814	170,880,300	172,245,314
Security Type					
ARM	-	-	-	-	-
Fixed	164,129,789	165,730,296	167,659,814	170,880,300	172,245,314
Total	164,129,789	165,730,296	167,659,814	170,880,300	172,245,314
Underlying Loan Characteristics					
Number of Loans	2,646	2,661	2,681	2,711	2,718
Total Principal Balance	164,129,789	165,730,296	167,659,814	170,880,300	172,245,314
Average Loan Size	62,029	62,281	62,536	63,032	63,372
Year 2010 Origination	3%	3%	2%	1%	0%
Year 2009 Origination	3%	3%	3%	3%	4%
Year 2008 Origination	2%	2%	2%	3%	3%
Year 2007 Origination	3%	3%	3%	3%	3%
Year 2006 Origination	2%	2%	2%	2%	2%
Year 2005 Origination	1%	1%	1%	1%	1%
Year 2004 Origination and Earlier	86%	86%	87%	87%	87%
State					
TX	39%	39%	38%	38%	38%
MS	17%	17%	17%	17%	17%
AL	8%	8%	8%	8%	8%
LA	7%	7%	7%	7%	7%
FL	4%	4%	4%	4%	4%
SC	5%	5%	5%	5%	5%
Other States	21%	21%	21%	26%	26%
Current Delinquency Status					
Current	96.2%	96.0%	96.5%	96.7%	96.0%
30	1%	1%	1%	1%	1%
60	0%	1%	1%	0%	1%
90	1%	0%	0%	0%	0%
120+	2%	2%	1%	2%	2%
Loan Status					
Active	90%	90%	90%	90%	89%
Bankruptcy	7%	7%	8%	8%	8%
Foreclosure	2%	2%	2%	2%	3%
Litigation	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	87	87	83	84	90
$	4,626,625	4,660,563	4,475,136	4,348,548	4,478,443
0-3 months	33%	38%	37%	36%	39%
4-6 months	17%	11%	12%	12%	16%
7-9 months	9%	12%	13%	12%	8%
10-12 months	13%	8%	11%	6%	11%
over 12 months	28%	30%	27%	35%	26%
Weighted Average Original LTV	97%	97%	97%	97%	97%
Original LTV: 0-70	0%	0%	0%	0%	0%
Original LTV: 70.01 - 80	0%	0%	0%	0%	0%
Original LTV: 80.01 - 90	86%	90%	89%	90%	89%
Original LTV: 90.01 - 100	14%	10%	11%	10%	11%
Weighted Average FICO	582	581	577	577	577
FICO: <=600	56%	56%	58%	58%	58%
FICO: 601 - 640	14%	14%	15%	15%	15%
FICO: 641 - 680	8%	9%	8%	8%	8%
FICO: 681 - 720	5%	5%	4%	4%	4%
FICO: 721 - 760	3%	3%	2%	2%	2%
FICO: 761 - 800	2%	2%	2%	2%	2%
FICO: >=801	1%	1%	1%	1%	1%
Unknown	11%	11%	10%	10%	10%
New Sale/Resale Customer					
New Sale	84%	85%	85%	85%	86%
Resale	16%	15%	15%	15%	14%

Walter INVESTMENT MANAGEMENT CORP.

Trust 2004-1

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	167,414,385	169,490,511	172,282,873	173,852,854	176,683,990
Security Type					
ARM	764,870	767,064	769,450	815,296	817,808
Fixed	166,649,515	168,723,447	171,513,423	173,037,558	175,866,182
Total	167,414,385	169,490,511	172,282,873	173,852,854	176,683,990
Underlying Loan Characteristics					
Number of Loans	2,580	2,602	2,631	2,652	2,681
Total Principal Balance	167,414,385	169,490,511	172,282,873	173,852,854	176,683,990
Average Loan Size	64,889	65,139	65,482	65,555	65,902
Year 2010 Origination	5%	4%	3%	2%	0%
Year 2009 Origination	3%	3%	4%	4%	4%
Year 2008 Origination	2%	2%	2%	2%	2%
Year 2007 Origination	1%	1%	1%	1%	1%
Year 2006 Origination	3%	3%	3%	3%	3%
Year 2005 Origination	1%	1%	1%	1%	1%
Year 2004 Origination and Earlier	85%	85%	86%	87%	89%
State					
TX	50%	49%	49%	49%	49%
MS	14%	14%	13%	13%	13%
AL	6%	6%	6%	6%	7%
LA	5%	5%	5%	5%	5%
FL	4%	4%	4%	4%	4%
SC	4%	4%	4%	4%	4%
Other States	17%	17%	18%	18%	18%
Current Delinquency Status					
Current	97%	96%	97%	97%	96%
30	1%	2%	1%	1%	1%
60	0%	0%	1%	0%	1%
90	0%	0%	0%	0%	0%
120+	2%	2%	1%	2%	2%
Loan Status					
Active	92%	92%	92%	92%	91%
Bankruptcy	6%	6%	6%	6%	6%
Foreclosure	2%	2%	2%	2%	3%
Litigation	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	80	74	70	76	76
$	4,652,796	4,284,505	4,003,661	4,656,595	4,716,821
0-3 months	41%	52%	51%	42%	32%
4-6 months	25%	17%	9%	11%	18%
7-9 months	10%	6%	7%	11%	15%
10-12 months	6%	6%	6%	7%	13%
over 12 months	18%	19%	27%	29%	23%
Weighted Average Original LTV	93%	92%	92%	92%	92%
Original LTV: 0-70	0%	0%	0%	0%	1%
Original LTV: 70.01 - 80	2%	2%	2%	2%	2%
Original LTV: 80.01 - 90	75%	80%	80%	81%	80%
Original LTV: 90.01 - 100	22%	18%	18%	17%	18%
Weighted Average FICO	592	592	589	589	590
FICO: <=600	53%	54%	55%	55%	55%
FICO: 601 - 640	15%	14%	14%	14%	14%
FICO: 641 - 680	11%	11%	9%	10%	10%
FICO: 681 - 720	5%	5%	5%	5%	5%
FICO: 721 - 760	3%	3%	4%	4%	4%
FICO: 761 - 800	4%	4%	4%	4%	4%
FICO: >=801	1%	2%	1%	1%	2%
Unknown	8%	7%	8%	8%	8%
New Sale/Resale Customer					
New Sale	85%	85%	86%	87%	89%
Resale	15%	15%	14%	13%	11%

Walter INVESTMENT MANAGEMENT CORP.

Trust 2005-1

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	170,034,776	171,038,606	172,496,592	175,193,469	176,999,187
Security Type					
ARM	3,167,145	3,182,299	3,196,199	3,522,097	3,887,838
Fixed	166,867,631	167,856,307	169,300,392	171,671,372	173,111,349
Total	170,034,776	171,038,606	172,496,592	175,193,469	176,999,187
Underlying Loan Characteristics					
Number of Loans	2,276	2,284	2,292	2,318	2,330
Total Principal Balance	170,034,776	171,038,606	172,496,592	175,193,469	176,999,187
Average Loan Size	74,708	74,886	75,260	75,580	75,965
Year 2010 Origination	5%	4%	3%	2%	0%
Year 2009 Origination	4%	4%	4%	4%	4%
Year 2008 Origination	2%	2%	2%	2%	3%
Year 2007 Origination	1%	1%	1%	1%	1%
Year 2006 Origination	7%	7%	7%	7%	7%
Year 2005 Origination	65%	65%	65%	65%	66%
Year 2004 Origination and Earlier	17%	17%	18%	19%	19%
State					
TX	43%	42%	42%	42%	42%
MS	14%	14%	14%	14%	14%
AL	8%	8%	8%	8%	8%
LA	6%	6%	6%	6%	6%
FL	3%	3%	3%	3%	3%
SC	6%	6%	6%	6%	6%
Other States	20%	20%	20%	21%	21%
Current Delinquency Status					
Current	96%	96%	96%	96%	94%
30	1%	1%	1%	1%	1%
60	1%	1%	1%	0%	1%
90	0%	0%	1%	1%	1%
120+	2%	2%	2%	2%	3%
Loan Status					
Active	90%	90%	90%	90%	89%
Bankruptcy	7%	7%	7%	7%	7%
Foreclosure	3%	2%	2%	3%	3%
Litigation	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	91	96	100	92	92
$	6,432,541	6,701,427	6,691,289	6,204,433	6,206,531
0-3 months	21%	23%	37%	41%	38%
4-6 months	14%	21%	17%	16%	21%
7-9 months	17%	13%	11%	15%	11%
10-12 months	10%	12%	12%	8%	10%
over 12 months	37%	31%	22%	20%	20%
Weighted Average Original LTV	90%	90%	90%	90%	90%
Original LTV: 0-70	2%	2%	2%	2%	2%
Original LTV: 70.01 - 80	4%	4%	4%	4%	4%
Original LTV: 80.01 - 90	32%	37%	38%	37%	35%
Original LTV: 90.01 - 100	62%	57%	57%	57%	58%
Weighted Average FICO	588	586	581	581	581
FICO: <=600	57%	57%	59%	59%	59%
FICO: 601 - 640	13%	14%	14%	13%	13%
FICO: 641 - 680	9%	9%	7%	7%	7%
FICO: 681 - 720	5%	5%	6%	6%	6%
FICO: 721 - 760	3%	3%	3%	4%	3%
FICO: 761 - 800	3%	3%	3%	3%	3%
FICO: >=801	1%	1%	1%	1%	1%
Unknown	8%	8%	7%	7%	7%
New Sale/Resale Customer					
New Sale	87%	88%	89%	89%	91%
Resale	13%	12%	11%	11%	9%

Walter INVESTMENT MANAGEMENT CORP.

Trust 2006-1

	2010 Q4	2010 Q3	2010 Q2	2010 Q1	2009 Q4
Principal Value	175,437,217	178,791,688	181,132,551	181,747,258	183,443,356
Security Type					
ARM	13,881,036	14,511,321	15,098,454	16,571,087	16,964,883
Fixed	161,556,181	164,280,366	166,034,096	165,176,172	166,478,473
Total	175,437,217	178,791,688	181,132,551	181,747,258	183,443,356
Underlying Loan Characteristics					
Number of Loans	1,980	2,005	2,023	2,019	2,030
Total Principal Balance	175,437,217	178,791,688	181,132,551	181,747,258	183,443,356
Average Loan Size	88,605	89,173	89,537	90,018	90,366
Year 2010 Origination	6%	5%	4%	2%	0%
Year 2009 Origination	3%	4%	3%	3%	3%
Year 2008 Origination	2%	2%	2%	2%	2%
Year 2007 Origination	16%	15%	14%	17%	18%
Year 2006 Origination	68%	68%	68%	66%	68%
Year 2005 Origination	6%	6%	9%	10%	9%
Year 2004 Origination and Earlier	0%	0%	0%	0%	0%
State					
TX	35%	35%	35%	34%	34%
MS	12%	12%	12%	12%	12%
AL	6%	6%	7%	7%	7%
LA	7%	7%	7%	7%	8%
FL	8%	8%	8%	8%	8%
SC	7%	7%	7%	7%	7%
Other States	23%	23%	23%	24%	24%
Current Delinquency Status					
Current	94%	94%	94%	95%	92%
30	2%	1%	1%	1%	1%
60	0%	1%	1%	0%	1%
90	1%	1%	0%	0%	1%
120+	3%	4%	3%	4%	5%
Loan Status					
Active	89%	88%	88%	88%	88%
Bankruptcy	8%	8%	8%	8%	7%
Foreclosure	3%	4%	4%	4%	5%
Litigation	0%	0%	0%	0%	0%
Total Fire Loss	0%	0%	0%	0%	0%
Real Estate Owned					
# of Accounts	138	126	129	151	160
$	11,058,758	9,909,416	10,156,674	11,991,712	12,662,744
0-3 months	27%	27%	24%	18%	31%
4-6 months	14%	11%	9%	17%	10%
7-9 months	8%	9%	15%	11%	14%
10-12 months	8%	12%	12%	13%	12%
over 12 months	43%	41%	40%	41%	33%
Weighted Average Original LTV	88%	87%	87%	87%	87%
Original LTV: 0-70	4%	4%	4%	5%	5%
Original LTV: 70.01 - 80	9%	9%	9%	9%	9%
Original LTV: 80.01 - 90	45%	49%	48%	49%	48%
Original LTV: 90.01 - 100	42%	37%	38%	37%	38%
Weighted Average FICO	587	587	583	583	583
FICO: <=600	56%	56%	59%	58%	58%
FICO: 601 - 640	13%	14%	13%	13%	13%
FICO: 641 - 680	9%	9%	7%	7%	7%
FICO: 681 - 720	5%	5%	5%	5%	5%
FICO: 721 - 760	3%	3%	4%	3%	3%
FICO: 761 - 800	2%	2%	2%	2%	2%
FICO: >=801	2%	2%	1%	1%	1%
Unknown	10%	10%	9%	9%	9%
New Sale/Resale Customer					
New Sale	89%	90%	91%	93%	95%
Resale	11%	10%	9%	7%	5%

Walter INVESTMENT MANAGEMENT CORP.

Trust 2010-1

	2010 Q4
Principal Value	318,739,681
Security Type	
ARM	659,248
Fixed	318,080,433
Total	318,739,681
Underlying Loan Characteristics	
Number of Loans	3,347
Total Principal Balance	318,739,681
Average Loan Size	95,231
Year 2010 Origination	6%
Year 2009 Origination	4%
Year 2008 Origination	30%
Year 2007 Origination	56%
Year 2006 Origination	2%
Year 2005 Origination	0%
Year 2004 Origination and Earlier	2%
State	
TX	35%
MS	13%
AL	10%
LA	8%
FL	9%
SC	6%
Other States	18%
Current Delinquency Status	
Current	96%
30	1%
60	1%
90	1%
120+	1%
Loan Status	
Active	91%
Bankruptcy	7%
Foreclosure	2%
Litigation	0%
Total Fire Loss	0%
Real Estate Owned	
# of Accounts	6
$	423,500
0-3 months	100%
4-6 months	0%
7-9 months	0%
10-12 months	0%
over 12 months	0%
Weighted Average Original LTV	89%
Original LTV: 0-70	4%
Original LTV: 70.01 - 80	7%
Original LTV: 80.01 - 90	39%
Original LTV: 90.01 - 100	50%
Weighted Average FICO	574
FICO: <=600	61%
FICO: 601 - 640	13%
FICO: 641 - 680	8%
FICO: 681 - 720	4%
FICO: 721 - 760	2%
FICO: 761 - 800	2%
FICO: >=801	1%
Unknown	8%
New Sale/Resale Customer	
New Sale	88%
Resale	12%

Walter INVESTMENT MANAGEMENT CORP.

Securitization Triggers

Securitization Triggers	Trust Agreement Date	Delinquency Trigger	December 31, 2010 Delinquency	December 31, 2009 Delinquency	Loss Trigger	December 31, 2010 Losses	December 31, 2009 Losses	Trust Cash Releases ($ in millions) QTD	YTD
Trust IV	March 1, 1995	N/A			10.00%	4.25%	4.21%	$ 0.9	$ 4.0
Trust VI	March 1, 1997	8.00%	1.43%	1.84%	8.00%	5.09%	5.00%	0.2	2.0
Trust VII	November 19, 1998	8.50%	1.55%	2.15%	1.50%	0.87%	0.46%	0.8	3.9
Trust VIII	April 12, 2000	8.50%	2.08%	2.60%	1.50%	0.85%	1.09%	0.4	2.2
Trust X	October 31, 2001	8.00%	2.07%	3.20%	8.00%	6.86%	7.41%	3.1	17.2
Trust XI	June 26, 2003	8.75%	2.85%	2.99%	7.25%	4.87%	4.35%	0.9	3.6
Trust 2004-1	July 13, 2004	8.00%	5.50%	6.21%	5.50%	2.48%	2.08%	0.7	3.0
Trust 2005-1	November 22, 2005	8.00%	7.39%	8.33%	4.75%	2.51%	1.86%	0.5	1.8
Trust 2006-1	October 27, 2006	8.00%	11.84%	14.04%	5.25%	3.83%	2.33%	-	-
Trust 2010-1	November 30, 2010	10.50%	2.47%	N/A	5.50%	0.00%	N/A	1.2	1.2
Unencumbered								8.7	47.5
Total								$ 17.4	$ 86.4

Key Securitization Trust Triggers

Note: The trust cash releases noted above represent the cash flows of the beneficial interest of each Trust as well as the unencumbered portfolio which excludes servicing fees earned by the Company. Please refer to indenture and all other securitization documents for further details on covenants and servicer requirements.

Walter INVESTMENT MANAGEMENT CORP.